Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Verilink Corporation (the “Company”) on Form 10-KSB for the years ended June 29, 2007 and June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) I James Ditanna, Chief Executive Officer and Chief Financial Officer of the Company do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.   The Report on Form 10-KSB for the years ended June 29, 2007 and June 30, 2006 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/   James Ditanna

_____________________________

James Ditanna

Chief Executive Officer and

Chief Financial Officer

June 30, 2008